Harnessing Novel Immunobiology May 2019 www.equilliumbio.com Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements about Equillium, Inc. (the “Company”). In some cases, you can identify forward-looking statements by the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements are based on Company management’s current beliefs and expectations. These statements include but are not limited to statements regarding the Company’s business strategy, the Company’s plans to develop and commercialize its product candidates, the safety and efficacy of the Company’s product candidates, the Company’s plans and expected timing with respect to regulatory filings and approvals, and size and growth potential of the markets for the Company’s product candidates. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed or implied in the forward-looking statements the Company makes due to the risks and uncertainties inherent in the Company’s business, including without limitation, risk described in the Company’s filings with the Securities and Exchange Commission (“SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which represent the Company’s views as of the date of this presentation. The Company’s anticipates that subsequent events and developments will cause the its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and elsewhere in the Company’s filings and reports, which may be accessed for free by visiting EDGAR on the SEC web site at http://www.sec.gov. and on the Company’s website under the heading “Investors.” All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the “safe harbor” provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Delivering powerful new treatment approaches Focused on immuno-inflammatory diseases with high unmet need Driven by an accomplished team rapidly delivering key milestones Our lead asset, itolizumab, is unique; modulating both the activity and trafficking of Teff cells Initial clinical programs are targeting diseases with limited or no treatment options Successful 2018 IPO; launching multiple clinical PoC studies in 2019

Accomplished Management Team Dan Bradbury Chairman & Chief Executive Officer Bruce Steel, CFA President & Chief Business Officer Steve Connelly, PhD Chief Scientific Officer Jason Keyes Chief Financial Officer Krishna Polu, MD Chief Medical Officer Christine Zedelmayer Vice-President of Operations

CD6/ALCAM Role in Immuno-inflammatory Disease Teff cells play an important role in the pathogenesis of T cell mediated diseases driving autoimmune and allergic inflammation Research implicates CD6/ALCAM pathway in disease pathogenesis Initial Indications Transplant Science Neuro- Inflammation Systemic Autoimmunity Gastrointestinal Ophthalmic Pulmonary Acute Graft-Versus- Host Disease Chronic Graft-Versus-Host Disease Uncontrolled Asthma Interstitial Lung Diseases Lupus/Lupus Nephritis Scleroderma Behcet’s Disease Rheumatoid Arthritis Psoriatic Arthritis Psoriasis Uveitis Ulcerative Colitis Crohn’s Disease Multiple Sclerosis Neuromyelitis Optica Dermatological Solid Organ Rejection Chronic Obstructive Pulmonary Disease Atopic Dermatitis Vasculitis T cell mediated diseases

Itolizumab (EQ001) – First-in-class Lead Program Equillium acquired exclusive rights to itolizumab for the U.S. & Canada from Biocon - partnership provides clinical & commercial product, commercial scale production at FDA regulated facility First-in-class anti-CD6 mAb that inhibits the activity and trafficking of Teff cells by selectively targeting the CD6/ALCAM pathway Unique, multi-modal mechanism with potential disease modifying utility  Demonstrated clinical tolerability and efficacy - approved for the treatment of psoriasis in India Broad potential ‘pipeline in a product’, launching multiple clinical studies during 2019

Itolizumab Development Strategy Equillium is well-capitalized and staffed to execute on key programs aGVHD uncontrolled asthma Indication Phase 1 Phase 1b / 2 Phase 3 Expected Milestones FDA Fast Track Orphan Drug Designation lupus nephritis Uncontrolled moderate to severe asthma proof-of-concept trial to initiate Q2 2019 Phase 1b/2 aGVHD trial initiated March 2019 Data to inform further development in GVHD, e.g. GVHD prevention, cGVHD Lupus nephritis proof-of-concept trial to initiate H2 2019 Data to inform further development in lupus

The CD6/ALCAM Pathway

CD6/ALCAM Pathway Central to Immuno-inflammation T CELL APC / TISSUE CD6 is a co-stimulatory receptor differentially expressed on T cells, subsets of innate lymphoid (ILC) and natural killer (NK) cells, but not on T regulatory cells (Treg) Activated leukocyte cell adhesion molecule (ALCAM), is expressed on both antigen-presenting cells and endothelial/epithelial tissue including the blood-brain-barrier, skin, gut, lung and kidney The binding of CD6/ALCAM is important for: Immune synapse formation Optimal co-stimulation and activation Trafficking into tissues The CD6/ALCAM pathway modulates T cell activity and trafficking and is central to the pathogenesis of multiple immuno-inflammatory diseases

Itolizumab Humanized IgG1 Kappa Binds to domain 1 of human CD6 with 1.3 nM affinity Inhibits ALCAM binding to CD6 Non-depleting, modulatory action Manufacturing and formulation Manufactured in CHO cells at commercial scale IV and SC formulations available Dosing Half-life IV/SC @ 20/24 days respectively; target dosing of bi-weekly to monthly with potential for quarterly maintenance T CELL APC / TISSUE Itolizumab Modulates CD6/ALCAM Pathway

CD6 – Central Role in Effector Cell Development Highest levels of CD6 are found on activated T effector cells (Teff) and associated with amplification of the auto-reactive cascade Immune Regulatory “Tolerance” Autoreactive “Autoimmunity” CD6 Low/- CD6 + CD6 Hi CD6 Th1 Th2 Th17

CD6/ALCAM Pathway Central to Immuno-inflammation ACTIVITY TRAFFICKING Increased proinflammatory cytokine secretion Suppression of regulatory pathways Increased trafficking of Teff cells into target tissues Optimal immune synapse formation, activation and proliferation

Itolizumab Inhibits Pathogenic T Cell Activity & Trafficking ACTIVITY TRAFFICKING Decreased proinflammatory cytokine secretion Restoration of regulatory pathways Decreased trafficking of Teff cells into target tissues Inhibits optimal synapse formation co-stimulation, activation and proliferation

Upstream, Disease Modifying Immuno-inflammatory Mechanism

Itolizumab acts upstream and selectively targets autoreactive effector T cells, while sparing regulatory T cells to promote immune tolerance and durable disease remission

Synergistic inhibition of multiple T_{eff} cells and cytokines*



Teff
Teff
Teff
Teff

Inhibition of T_{eff} trafficking into key target organs



Teff

Restoration of immune regulation without immunosuppression



Treg
Teff

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*including but not limited to IFN-γ, TNF-α, IL-4, IL-5, IL-6, IL-13 and IL-17

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Clinical Strategy

Acute graft-versus-host disease (aGVHD) 8,500 30-70% 53% 0 Allo-HSCT’s performed in 2016 4% procedural growth year-over-year Allo-HSCT patients will develop aGVHD Survival rate for steroid responders Number of approved treatments Number of products in development for first-line aGVHD 2 95% Mortality rate for steroid non-responders A multisystem complication of allogeneic hematopoietic stem cell transplants, or allo-HSCT, caused by Teff cells, recognizing and attacking the recipient’s body Product in development that modulates both the activity and trafficking of Teff cells - itolizumab 1 All numbers are approximate and based on published reports

Itolizumab is a Differentiated aGVHD Treatment Option Cannabidiol ZEMAIRA® ENTYVIO® Itacitinib JAKAFI® T-Guard™ DEFITELIO® ORENCIA® GLASSIA® Prevention First-line Steroid-Refractory Itolizumab Phase 3 Phase 3 ready Phase 2b Phase 2 Phase 3 ready Phase 2 Phase 3 sNDA Phase 1b/2 Phase 3 ready BLA PROCYMAL® Acute GVHD 0-100 days post-transplant Dual mode of action inhibits the activity and trafficking of Teff cells Disease-modifying therapy with durable benefit Immunomodulatory and not immunosuppressive No cytopenias seen in Biocon Phase 3 psoriasis studies Positive Phase 1b data will inform lifecycle opportunity in GVHD prevention and cGVHD First line positioning Itolizumab

aGVHD

Strong Scientific Rationale for Itolizumab in aGVHD

Scientific Rationale

- **T_h17 cells expressing CD6** play a critical role in the pathogenesis of aGVHD
- T_h17 cells are **steroid resistant**
- **ALCAM** expressed on target organs facilitates **infiltration of CD6+ T_{eff} cells**
- Studies have shown a high $T_h17:T_{reg}$ ratio indicative of a **loss of tolerance** in aGVHD patients

Translational Validation

- **Itolizumab shown to be effective** in animal models of GVHD and inflammatory bowel disease (IBD)
- *Ex vivo* **depletion of CD6+ T_{eff} cells** from donor bone marrow prior to allogeneic transplant effectively **reduced GVHD incidence**
- **CD6+ T cells** in drive T_h1/T_h17 immune responses and **mucosal inflammation in IBD**

Clinical Development

- FDA **Fast Track** for treatment of aGVHD and **Orphan Drug Designations** for both the prevention and treatment of aGVHD
- Phase 1b/2 aGVHD trial **initiated in Q1 2019**
- Data to inform further development in GVHD, e.g. GVHD prevention, cGVHD

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Soiffer *et al.*, 1992. "Prevention of graft-vs-host disease by selective depletion of CD6-positive T lymphocytes from donor bone marrow." J Clin Oncol 10(7): 1191-1200; Ma *et al.*, 2018. "Critical role of $CD6^{high}$ CD4+ T cells in driving T_h1/T_h17 cell immune responses and mucosal inflammation in IBD." J Crohn's and Colitis 13(4): 510-520

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aGVHD

EQUATE Study for First-line Treatment of aGVHD Patients

EQUATE

Study Population: Frist-line treatment of newly diagnosed aGVHD patients

Study Design	Primary Objectives	Secondary Objectives
Phase 1b N=24 (High Risk-MacMillan criteria) • Open-label, dose escalation Cohort 1 0.4 mg/kg; Cohort 2 0.8 mg/kg; Cohort 3 1.6 mg/kg; Cohort 4 2.4 mg/kg	• Assess the safety and tolerability of intravenous (IV) dosing of itolizumab • Determine optimal IV dose level(s) of itolizumab	• Characterize the pharmacokinetics (PK) and pharmacodynamics (PD) of itolizumab • Assess the clinical activity of itolizumab (GVHD ORR, NRM, cGVHD, durability)
Phase 2 N~60 (Grade II – IV) • Randomized, double-blind, placebo controlled	• Assess the clinical activity of itolizumab (GVHD ORR, NRM, cGVHD, durability)	• Further characterize the safety, tolerability and PD of intravenous (IV) dosing of itolizumab

Phase 1b topline expected Q1 2020

Phase 1b informs Phase 2 study as well as lifecycle strategy that may include GVHD prevention and cGVHD

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Uncontrolled moderate to severe asthma 2.6mm 1.3mm ~50% 0 Severe asthma patients in the U.S. Patients uncontrolled by standard-of-care treatments (long-acting beta-agonists, inhaled corticosteroids, oral corticosteroids) Of uncontrolled patients do not respond to existing biologic treatments Approved products that cover the full spectrum of disease (Th2 High – Non-Th2 asthma) Products in development that target Non-Th2 asthma 2 A heterogeneous disease characterized by different Teff cell subtypes and other innate immune cells driving both allergic and autoimmune mechanisms, leading to chronic airway inflammation Product in development that modulates both the activity and trafficking of Teff cells – itolizumab 1 All numbers are approximate and based on published reports

Asthma

Itolizumab May Address The Full Spectrum of Uncontrolled Asthma


T_h2
T_h2-High
Eosinophils
T_h2
Reciprocally regulated
T_h17
T_h2-Low
Low Eosinophils
T_h17
Non-T_h2
Neutrophils
Response to steroids
Current therapies target downstream signaling of T_h2-associated inflammation
Current downstream therapies ineffective in patients with low levels of eosinophils
No approved therapies
anti-IgE
Genentech
A Member of the Roche Group
NOVARTIS
XOLAIR®
Marketed
anti-IL-5
gsk GlaxoSmithKline
NUCALA®
Marketed
TEVA
CINQAIR®
Marketed
AstraZeneca
FASENRA®
Marketed
anti-IL-4 and IL-13
REGENERON
SANOFI GENZYME
DUPIXENT®
Marketed
DP2 Agonist
NOVARTIS
Fevipiprant
Phase 3
gossamerbio
GB001
Phase 2
anti-IL-33
REGENERON
RG6149
Phase 2
AnaptysBio
Etokimab
Phase 2
gsk GlaxoSmithKline
GSK3772847
Phase 2
anti-CD6/ALCAM
equillium
Itolizumab
Phase 1b/2
anti-TSLP
AstraZeneca
AMGEN
Tezepelumab
Phase 3

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Asthma

Itolizumab Targets both T_h2 and Non-T_h2 Asthma Pathogenesis

Scientific Rationale

- Asthma is a heterogenous disease with CD6+ **T_h1 (IFN-γ), T_h2 (IL-4,5,13), T_h17 (IL-17) and ILC cells and cytokines** involved in the pathogenesis
- T_h17 and ILC cells are **steroid resistant**
- **ALCAM** expressed on lung tissues **facilitates infiltration** of CD6+ T_{eff} cells
- High **T_h17:T_{reg}** ratio associated with **asthma exacerbations**

Translational Validation

- Modulating CD6-ALCAM pathway attenuates **activity and trafficking** of T_h1 (IFN-γ), T_h2 (IL-4,5,13), T_h17 (IL-17) cells and cytokines in **multiple models of autoimmune and allergic inflammation**
- Transcriptional and histological analyses support the presence of **increased CD6, CD4 T cells, and ALCAM in the lungs of severe asthma patients**

Clinical Development

- Uncontrolled moderate to severe asthma proof-of-concept trial to **initiate Q2 2019**
- Data to inform further development in **T_h2 and non-T_h2 asthma**

Kim *et al.*, 2028. "Activated leukocyte cell adhesion molecule stimulates the t-cell response in allergic asthma." American Journal of Respiratory and Critical Care Medicine. 197(8); Li *et al*, 2017. "CD6 as a potential target for treating multiple sclerosis." PNAS 114(10): 2687-2692; Bughani *et al.*, 2018. "T cell activation and differentiation is modulated by a CD6 domain 1 antibody itolizumab." PLoS One 12(7): e0180088

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CD6 Upregulation and ALCAM Expression in Severe Asthma Patients ***p<0.001, *p<0.05. Fatal asthma Non-asthma ALCAM CD6 overlay epithelium Lamina propria Lamina propria epithelium Examination of gene expression datasets and lung tissue support the presence of increased CD6, CD4 T cells, and ALCAM in the lungs of severe asthma patients Analysis of two different gene expression datasets support the presence of increased CD6, CD4 T cells, and ALCAM in the lungs of severe asthma patients Fatal asthma patients lung tissue staining suggests increased numbers of CD6+ cells, upregulation of ALCAM in the lamina propria (mucosa), and co-localization of CD6+ cells with ALCAM expressing tissue Study of the Mechanisms of Asthma (MAST; NCT00595153); Bronchoscopic Exploratory Research Study of Biomarkers in Corticosteroid-refractory Asthma (BOBCAT) study; Data courtesy of Reynold A. Panettieri, Jr., MD, Rutgers Institute for Translational Medicine and Science

EQUIP Study in Uncontrolled Moderate to Severe Asthma Assess the safety and tolerability of subcutaneous dosing of itolizumab Determine optimal subcutaneous dose level(s) of itolizumab Primary Objectives Secondary Objectives Characterize the pharmacokinetics (PK) and pharmacodynamics (PD) of itolizumab Assess the clinical activity of itolizumab (FEV1, ACQ, FeNO, Eos) Phase 1b N=32 Study Design Randomized, double-blind, placebo controlled, dose escalation study Study to initiate Q2 2019 Phase 1b topline expected H2 2020 Study Population: Uncontrolled moderate to severe asthma patients

Lupus nephritis 100,000 50%-75% 40% 0 9 Lupus nephritis patients in the U.S. Of patients do not respond to frontline treatments Of severe, proliferative patients will progress to end-stage renal disease Approved treatments Products in development Product in development that modulates both the activity and trafficking of Teff cells - itolizumab 1 A heterogeneous disease that is the most frequent and serious manifestation of systemic lupus erythematosus (SLE) All numbers are approximate and based on published reports

Lupus Nephritis

T Cell Directed Therapies Represent a Promising Approach


B cell
APC
IL6
TNFα
IFN-γ
IL-17
T Cell
Treg

- T cells play a central role in the immunopathogenesis of lupus, with aberrant T cell activation and function leading to defective peripheral tolerance
- T cells also secrete pro-inflammatory cytokines, help B cells generate autoantibodies, and maintain disease through accumulation of autoreactive memory T cells
- B cell directed and single cytokine approaches have previously failed in lupus nephritis
- Current T cell approaches have demonstrated promising efficacy (MMF, Cytoxan), but have significant toxicities and a narrow therapeutic index

Lupus Nephritis Products in Development

T cell	B cell	Targeted Cytokine	Complement Inhibition
T_{eff}		IL6, TNFα	C3 Complement
equillium Itolizumab Phase 1b/2	KEZAR LIFE SCIENCES KZR-616 Phase 1b/2	AstraZeneca Anifrolumab Phase 2	Apellis APL2 Phase 2
Boehringer Ingelheim BI 655064 Phase 2	Genentech A Member of the Roche Group GAZYVA® Phase 2		
Aurinia Pharmaceuticals Voclosporine Phase 3	gsk GlaxoSmithKline BENLYSTA® Phase 3		

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Lupus Nephritis

Itolizumab Targets Lupus Nephritis Pathogenesis

Scientific Rationale

- **T_{eff} cells** play a **central role** in the pathogenesis of lupus
- Multiple T_{eff} cells/cytokines, such **T_h1/IFN-γ, T_h2/IL-4** and **T_h17/IL-17**, have been implicated
- Elevated **T_h17** cells are accompanied by a decrease of **T_{reg}** cells, promoting loss of tolerance

Translational Validation

- Supportive **preclinical models** in lupus and lupus nephritis
- **Kidney biopsy analysis** reveal upregulation of **CD6 and ALCAM** expression on infiltrating T cells, innate immune cells, and resident renal cells
- Elevation in **urinary ALCAM** identifies patients with active lupus nephritis

Clinical Development

- Lupus nephritis proof-of-concept trial to initiate **H2 2019**
- Urinary biomarker strategy to inform **patient selection strategy**
- Data to inform further **lifecycle strategy in lupus** (e.g. SLE and cutaneous lupus)

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Stanley *et al.*, 2016. *Comprehensive Aptamer-Based Screening of 1129 Proteins Reveals Novel Urinary Biomarkers of Lupus Nephritis.* ACR/ARHP Annual Meeting.

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Unbiased screening of >1100 urinary proteins identified urinary ALCAM as a strong predictor of disease activity in lupus nephritis patients Elevations in urinary ALCAM and/or CD6 (Phase 1b) 1 2 3 Identify biomarker and differentiate responders (Phase 2 and 3) Companion diagnostic Commercialization Urine ALCAM Elevated in Active Lupus Nephritis Urinary Biomarker Outperforms Standard Disease Biomarkers in Lupus Nephritis* AUC (95% CI) P value Sensitivity Specificity PPV NPV Urine ALCAM 0.91 (0.86 – 0.96) < 0.0001 0.91 0.82 0.88 0.86 Positive anti-dsDNA NA 0.38 0.57 0.57 0.38 Low complement NA 0.56 0.55 0.65 0.46 Stanley et al., 2016. Comprehensive Aptamer-Based Screening of 1129 Proteins Reveals Novel Urinary Biomarkers of Lupus Nephritis. ACR/ARHP Annual Meeting. *Performance of urine protein markers in differentiating active lupus nephritis (N=89) from inactive lupus nephritis (N=60) in African American and Hispanic systemic lupus erythematosus patients - UT Southwestern Medical Center, TX ***p<0.001, *p<0.05. Active LN Active Non Renal Inactive SLE Healthy Control * ** *** 250000 200000 150000 100000 50000 0 ALCAM is a Predictive Biomarker in Patients with Active Lupus Nephritis Urine ALCAM pg/mg

Urinary Biomarkers May De-risk Lupus Nephritis Development A number of therapies have been developed in lupus nephritis and SLE that have failed; Reasons include: Heterogeneity of patient population – differences in disease mechanisms by patient Safety / therapeutic index Trial design 1 2 3 Leveraging urinary biomarkers can optimize drug development in lupus nephritis Address heterogeneity – determine patient response by CD6/ALCAM urinary levels Optimize therapeutic index – urinary biomarkers to optimize dose selection and maximize therapeutic index Efficient trial design – use urinary biomarker assessments to guide efficacy analysis and enable optionality for regulatory paths forward “Lupus nephritis is one of the most common and dangerous complications of lupus. Using urinary biomarkers to guide therapeutic development aligns with our strategy of supporting work that will help accelerate delivery of new treatments.” Kenneth M. Farber, President and CEO of the Lupus Research Alliance

Corporate

Corporate Robust IP portfolio and 12-year Biologics Exclusivity Biocon partnership provides risk-mitigated product supply on attractive terms CMC completed and itolizumab currently manufactured at commercial scale in FDA-regulated facility Drug product supplied at no cost for 3 concurrent orphan indications until first U.S. approval; all other clinical supply at cost Strong balance sheet and lean operating model expected to fund current development programs into 2021 Exploring multiple opportunities for strategic pipeline expansion Biologics Exclusivity is subject to significant uncertainty

Summary Focused Development: Strong scientific rationale and translational validation supporting initial indications in areas of unmet need; launching multiple clinical studies during 2019   Pipeline-in-a-product: Itolizumab has broad potential disease modifying therapeutic utility First-in-class: Itolizumab is the first antibody targeting the novel CD6/ALCAM pathway for the treatment of severe immuno-inflammatory disorders High-value partnership: Biocon partnership provides clinical & commercial product, commercial scale production at FDA regulated facility Accomplished team: Experienced in drug discovery, development and commercialization EQ financing: Equillium is capitalized and staffed to deliver on key programs into 2021

Equillium, Inc. 2223 Avenida de la Playa / Suite 105 La Jolla, CA 92037 www.equilliumbio.com ir@equilliumbio.com